                       OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                          Supplement dated April 1, 2008 to the
       Prospectus and Statement of Additional Information dated July 27, 2007

     This supplement  replaces the supplement dated December 28, 2007 and amends the  Prospectus  and the  Statement of  Additional  Information  of  Oppenheimer
Tremont  Market  Neutral  Fund,  LLC (the  "Fund"),  each dated July 27, 2007 as follows:

     1. The following paragraphs are added to the Prospectus:

     The  Board  of  Directors  of the  Fund  determined  that it is in the best interest of the Fund's shareholders that the Fund declare a mandatory redemption of all of its outstanding shares held by investors other than  OppenheimerFunds,
Inc.  ("OFI"),  the Fund's adviser,  and to liquidate the Fund  thereafter.  The redemption  occurred  as of March  31,  2008 at the net  asset  value  per share
("NAV")  on  that  date.  The  NAV as of  March  31,  2008  will  be  calculated approximately  30 to 60 days  thereafter and payments will be made shortly after the NAV is calculated. As the Fund winds up its operations,  the Fund will apply to  deregister as an investment  company.  As liquidity in the Fund's  portfolio becomes available,  OFI, as the Fund's sole remaining shareholder,  will approve the proposal to liquidate the Fund and the Fund will be liquidated.

     No investors  (other than OFI or its  affiliates) are permitted to purchase shares of the Fund.

     The Adviser and the Sub-Adviser are  voluntarily  waiving their  respective management fee, sub-advisory fee and incentive fee commencing April 1, 2008.

     2. The following sentence of the paragraph titled  "Non-Diversified  Status and Industry Classification" on page 23 is deleted:

     To address risks relating to concentration, not more than 10% of the Fund's net assets will be allocated to any one Underlying Fund Manager.

     3. In the section "The Fund's Investment  Program," the second paragraph on page 29 is deleted in its entirety:

     4. In the section "The Fund's Investment  Program," the following  sentence is deleted from the first paragraph following the bullet points on page 30:

     The  Sub-Adviser  expects  generally  to  allocate  the  Fund's  assets  to approximately 10 to 20 Underlying Fund Managers.

     5. In the section "The Fund's Investment  Program," the following  sentence is deleted from the third paragraph on page 30:

     Not more than 10% of the  Fund's net assets  will be  allocated  to any one
Underlying Fund Manager.

     6.  On  page  39,  the  first   bullet   point  in  the  section   "Special
Considerations  and Risks of  Repurchases,"  titled  "Early  Repurchase  Fee" is deleted in its entirety.

April 1, 2008                                                     PS0371.010